Exhibit 99.2

Citigroup Inc.

Issue of EUR 1,750,000,000 0.750 per cent. Fixed Rate Notes due October 2023 under the

U.S.$110,000,000,000

Programme for the issuance of Euro Medium-Term Notes, Series C

1.	Specified Currency:	Euro (“EUR”)

2.	Aggregate Nominal Amount:	EUR 1,750,000,000

3.	Issue Price:	99.634 per cent. of the Aggregate Nominal Amount

4.	(i) Specified Denominations:	EUR 100,000 and integral multiples of EUR 1,000 in excess thereof up to and including EUR 199,000

	(ii) Calculation Amount:	EUR 1,000

5.	Issue Date:	26 October 2016

6.	Maturity Date:	26 October 2023

7.	Interest Basis:	0.750 per cent. Fixed Rate (further particulars specified below)

8.	Redemption/Payment Basis:	Redemption at par

9.	Put/Call Options:	Issuer Call

10.	Status of the Notes:	Senior

PROVISIONS RELATING TO INTEREST (IF ANY) PAYABLE

11.	Fixed Rate Note Provisions:	Applicable

	(i) Rate of Interest:	0.750 per cent. per annum payable annually in arrear

	(ii) Interest Payment Dates:	26 October in each year from, and including, 26 October 2017 to, and including, 26 October 2023, not adjusted

	(iii) Fixed Interest Amount:	EUR 7.50 per Calculation Amount

	(iv) Day Count Fraction:	Actual / Actual (ICMA)

12.	Call Option:	Applicable

	(i) Optional Redemption Dates (Call):	In whole at any time, or in part from time to time, on or after 26 April 2017 and prior to 26 July 2023 (“Make-Whole Call Period”). In whole, but not in part, on or after 26 July 2023 (“Par Call Period”).

	(ii) Optional Redemption Amounts (Call) and method, if any, of calculation of such amount during Make-Whole Call Period:	The sum of EUR 1,000 per Calculation Amount being redeemed and the Make-Whole Amount

	(a) Make-Whole Amount:	The excess, if any, of : (i) the aggregate present value as of such Optional Redemption Date of each euro of nominal amount being redeemed and the amount of interest (exclusive of interest accrued to the Optional Redemption Date) that would have been payable in respect of each such euro if such redemption had not been made, determined by discounting, on an annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date that notice of such redemption is given pursuant to Condition 18 (Notices)) from the respective dates on which such principal and interest would have been payable if such redemption had not been made, to the date of redemption, over (ii) the aggregate nominal amount of Notes being redeemed, as calculated by the Issuer or a person designated by the Issuer.

	(b) Reinvestment Rate:	The mid-market annual yield on the Reference Security (or if the Reference Security is no longer outstanding, a Similar Security) plus the Redemption Margin

	(c) Reference Security:	DBR 2.00 per cent. Federal Government Bond of Bundesrepublik Deutschland due August 2023

	(d) Similar Security:	Reference bond or reference bonds issued by the German Federal Government having an actual or interpolated maturity of 26 July 2023 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issuances of corporate debt securities maturing on 26 July 2023

	(e) Redemption Margin:	20 basis points

	(iii) Optional Redemption Amounts (Call) and method, if any, of calculation of such amount during Par Call Period:	EUR 1,000 per Calculation Amount

(iv) If redeemable in part:

	(a) Minimum Redemption Amount:	Not Applicable

	(b) Maximum Redemption Amount:	Not Applicable

	(v) Notice Period (if other than as set out in the Conditions):	Not less than 15 nor more than 60 days’ notice

13.	Final Redemption Amount:	EUR 1,000 per Calculation Amount

14.	Early Redemption Amount:

	Early Redemption Amount(s) per Calculation Amount payable on redemption for taxation reasons or on event of default or other early redemption and/or the method of calculating the same (if required or if different from that set out in the Conditions):	EUR 1,000 per Calculation Amount

GENERAL PROVISIONS APPLICABLE TO THE NOTES

15.	Form of Notes:	Notes

Global Note exchangeable for Individual Note Certificates in the limited circumstances specified in the Global Note

and

Global Note registered in the name of a nominee for a common safekeeper for Euroclear and Clearstream, Luxembourg (that is, held under the New Safekeeping Structure (NSS)).

16.	Additional Financial Centre(s) or other special provisions relating to Payment Dates:	London

17.	LISTING AND ADMISSION TO TRADING

	Listing:	Luxembourg

18.	OPERATIONAL INFORMATION

	ISIN Code:	XS1457608013

	Common Code:	145760801